                                                                    Exhibit 99.4



                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of April 17, 2007 (the "Closing Date"), is entered into among Maia Mortgage Finance Statutory Trust, (the "Assignee"), J.P. Morgan Mortgage Acquisition Corp. (the "Assignor") and National City Mortgage Co., as seller and servicer ("National" or the "Company").

                                    RECITALS

     WHEREAS the Assignor and the Company have entered into a certain Flow Master Seller's Warranties and Servicing Agreement, dated as of February 24, 2004, as amended by that certain Amendment Reg. AB, dated as of March 1, 2006 (as amended from time to time, the "Agreement"), pursuant to which the Assignor has acquired certain Mortgage Loans pursuant to the terms of the Agreement and the Company has agreed to service such Mortgage Loans;

     WHEREAS the Assignee has agreed, on the terms and conditions contained herein, to purchase from the Assignor certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"), and the Assignee wishes to assume all of Assignor's right, title and interest in and to the Specified Mortgage Loans as provided in the Agreement; and

     WHEREAS, the Assignee and the Company agree that, from and after the Closing Date, the servicing provisions of the Agreement (as amended pursuant to a reconstitution agreement to be entered into prior to a securitization transaction, which reconstitution agreement shall include provisions for special foreclosure rights, in a form similar to that entered into by the Company with respect to the Luminent Mortgage Trust 2006-7 Mortgage Pass-Through Certificates, Series 2006-7) shall continue to apply to the Specified Mortgage Loans and shall govern the servicing of the Specified Mortgage Loans.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

     1. Assignment and Assumption
        -------------------------

     (a) On and as of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Company hereby acknowledges such assignment and assumption.

     (b) On and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee's ownership interests in the Specified Mortgage Loans since the date of the Assignor's acquisition of the Specified Mortgage Loans.

     2. Recognition of Purchaser
        ------------------------

     From and after the date hereof, both the Assignee and the Company shall note the transfer of the Specified Mortgage Loans to the Assignee in their respective books and records. The Company shall recognize the Assignee as the owner of the Specified Mortgage Loans, and the Company acknowledges and agrees that, with respect to the Specified Mortgage Loans, the Assignee is entitled to all rights and benefits of the Assignor as the "Purchaser" under the Agreement. The Company shall service the Specified Mortgage Loans for the benefit of the Assignee pursuant to the Agreement, the terms of which are incorporated herein by reference as amended hereby. It is the intention of the Company, the Assignee and the Assignor that the Assignment shall be binding upon and inure to the benefit of the Assignee and the Assignor and their successors and assigns.

     The Specified Mortgage Loans shall be serviced pursuant to the Agreement on a scheduled/scheduled basis. The Company and the Assignee agree that the first remittance date on which payment will be made to the Assignee with respect to the Specified Mortgage Loans will be April 18, 2007.

     3. Accuracy of the Agreement
        -------------------------

     The Assignor and the Company represent, warrant and covenant that the Agreement provided to the Assignee and attached hereto as Exhibit II is a true, complete and accurate copy of the Agreement; the Agreement is in full force and effect as of the date hereof; and its provisions have not been waived, amended or modified in any respect except as contemplated herein, nor has any notice of termination been given thereunder. As of the date hereof, neither the Assignor nor the Company is in default under the Agreement.

     4. Representations and Warranties of the Assignor
        ----------------------------------------------

     The Assignor represents, warrants and covenants that:

     (a) The Assignor is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization and has all licenses necessary to carry on its business as now being conducted;

     (b) The Assignor has corporate power and authority to enter into, execute, and deliver this Assignment, and all documents and certificates hereunder, and to perform its obligations in accordance herewith; the execution, delivery, and performance of this Assignment by the Assignor and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Assignment evidences the valid, binding, and enforceable obligation of the Assignor; and all requisite corporate action has been taken by the Assignor to make this Assignment valid and binding upon the Assignor in accordance with its terms;

     (c) No consent, approval, authorization, or order of any court or governmental agency or body relating to the transactions contemplated by this Assignment is required or, if required, such consent, approval, authorization, or order has been or will, prior to the Closing Date, be obtained;

     (d) The consummation of the transactions contemplated by this Assignment and the fulfillment of or compliance with the terms and conditions of this Assignment are in the ordinary course of business of the Assignor and will not result in the breach of any term or provision of the articles of incorporation or bylaws of the Assignor or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture, loan, or credit agreement, or other instrument to which the Assignor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment, or decree to which the Assignor or its property is subject;

     (e) There is no action, suit, proceeding, or investigation pending or threatened against the Assignor which, either in any one instance or in the aggregate, is, in the Assignor's judgment, likely to result in any material impairment of the right or ability of the Assignor to carry on its business substantially as now conducted, result in any material liability or any material adverse change in the financial condition of the Assignor or which would draw into question the validity of this Assignment or of any action taken or to be taken in connection with the obligations of the Assignor contemplated herein or which would be likely to impair materially the ability of the Assignor to perform its obligations hereunder;

     (f) There is no fact known to the Assignor that materially adversely affects or, so far as the Assignor now foresees, will materially adversely affect the ability of the Assignor to perform its obligations under this Assignment;

     (g) Neither the Assignor nor the arrangement created by the Agreement is an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

     (h) The Assignor has not dealt with any broker, investment banker, agent, or other person who may be entitled to any commission or compensation in connection with the sale of the Specified Mortgage Loans; and

     (i) With respect to the Specified Mortgage Loans:

         (i) The Assignor has no knowledge of any facts or occurrences, and has taken no action, between the dates of its acquisition of the Specified Mortgage Loans from the Company and the date of this Assignment, that would make the representations and warranties as to the Specified Mortgage Loans contained in
Section 3.02 of the Agreement untrue or incorrect in any material respect as of the date hereof. No Mortgage Loan has been 30 days late in the payment of principal and interest in the twelve months prior to April 1, 2007;

         (ii) The Assignor is the lawful owner of the Specified Mortgage Loans with the full right to transfer the Specified Mortgage Loans free from any and all claims and encumbrances whatsoever. Upon the transfer of the Specified Mortgage Loans to the Assignee pursuant to this Assignment, the Assignor will have taken all actions necessary on its part to be taken so that the Assignee will have good indefeasible title to, and will be sole owner of, the Mortgage and the Mortgage Note with respect to each of the Specified Mortgage Loans, free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws relating or limiting the enforcement of creditor's rights generally;

         (iii) The mortgage loan schedule attached hereto as Exhibit I is complete, true and correct in all material respects; and

         (iv) The characteristics of the Specified Mortgage Loans as described in the related commitment letter agreement, dated March 16, 2007, between the Assignor and the Assignee are true and correct in all material respects.

     5. Representation and Warranties of the Assignee.
        ---------------------------------------------

     The Assignee represents and warrants that:

     (a) It is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Company or the Assignor other than those contained in the Agreement or this Assignment.

     (b) It is duly and legally authorized to enter into this Assignment.

     (c) This Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     6. Representations and Warranties of the Company.
        ---------------------------------------------

     The Company represents and warrants to the Assignee as follows:

     (a) As of the date hereof, the representations and warranties set forth in Sections 3.02 of the Agreement, are true and correct with respect to each of the Specified Mortgage Loans, to and for the benefit of the Assignee, and by this reference incorporates such representations and warranties herein, as of the date hereof.

     (b) All of the  representations  and warranties of the Company set forth in
Section 3.01 of the Agreement are true and correct as of the date hereof;

     (c) The Company has complied in all material respects with its obligations to service the Specified Mortgage Loans in accordance with the terms of the Agreement;

     (d) No offsets, counterclaims or other defenses are available to the Company with respect to the Agreement or the Specified Mortgage Loans; and

     (e) The Company has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Agreement.

     7. Continuing Effect
        -----------------

     Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     8. Governing Law
        -------------

     This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York (without regard to conflict of laws principles other than general obligations law section 5-1401).

     9. Notices
        -------

     Any notices or other communications permitted or required under the Agreement to be made to the Assignee shall be made in accordance with the terms of the Agreement and shall be sent to the Assignee as follows:

     In the case of the Assignor:

              J.P. Morgan Mortgage Acquisition Corp.
              270 Park Avenue
              10th Floor
              Mailstop: NY1-K262
              New York, New York 10017
              Attention:  Head of Whole Loan Transaction Management

     With copies to:

              JP Morgan Chase & Co.
              270 Park Avenue
              40th Floor
              New York, New York 10017
              Attention:  General Counsel's Office
     and
              J.P. Morgan Mortgage Acquisition Corp.
              4 Chase Metrotech Center
              Floor 22
              Brooklyn, NY 11245-001
              Attn: Corporate Secretary
     with an email copy to:

              JPMMACNotices@jpmorgan.com

     In the case of the Assignee:

              Maia Mortgage Finance Statutory Trust
              One Commerce Square, 21st Floor
              2005 Market Street
              Philadelphia, PA 19103
              Attention: Megan L. Mahoney

     In the case of the Company:

              National City Mortgage Co.
              3232 Newmark Dr.
              Miamisburg, OH  45342
              Attention:  Hugh Yeary

     with a copy to:
     --------------

              National City Mortgage Co.
              3232 Newmark Dr.
              Miamisburg, OH  45342
              Attention:  T. Jackson Case

or to such other address as may hereafter be furnished by the Assignee to the parties in accordance with the provisions of the Agreement.

     10. Counterparts
     ----------------

     This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

     11. Definitions
     ---------------

     Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.


                                                J.P. MORGAN MORTGAGE ACQUISITION
                                                     CORP,
                                                     as Assignor


                                                By: ____________________________
                                                    Name:
                                                    Title:


                                                NATIONAL CITY MORTGAGE CO.,
                                                   as Company


                                                By: ____________________________
                                                    Name:
                                                    Title:


                                                MAIA MORTGAGE FINANCE STATUTORY
                                                   TRUST,
                                                   as Assignee


                                                By: ____________________________
                                                    Name:
                                                    Title: